Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2016 Earnings

Scranton, PA, October 21, 2016/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2016.  Peoples reported net income of $5.1 million, or $0.69 per share for the third quarter of 2016, compared to $4.4 million, or $0.58 per share, for the comparable period of 2015.

Core net income, excluding net gains on sale of investment securities available-for-sale, net of tax for the three months ended September 30, 2016 was $5.1 million, a $805 thousand increase from $4.3 million for the same period in 2015. Core net income per share for the three months ended September 30, 2016 was $0.69, compared to $0.57 for the same period in 2015.

Net income for the nine months ended September 30, 2016, totaled $14.9 million or $2.01 per share compared to $13.9 million or $1.84 per share for the same period last year.

Core net income for the nine months ended September 30, 2016 was $14.5 million, an increase of 9.1% from $13.2 million for the same period in 2015. Core net income per share for the nine months ended September 30, 2016 was $1.95, an increase from $1.76 for the same period in 2015. The results for the nine months ended September 30, 2016 include net gains on sale of investment securities of $623 thousand compared to $979 thousand in the comparable period of 2015.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2016 and 2015 included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

THIRD QUARTER NOTABLES

•	Loans, net grew $181.5 million, or 18.1% on an annualized basis for the nine months ended September 30, 2016.
•	Deposits grew $110.0 million, or 10.1% on an annualized basis for the nine months ended September 30, 2016.
•	Book value per share improved $1.11 to $34.68 at September 30, 2016 from $33.57 at December 31, 2016, and $1.15 from $33.53 at September 30, 2015.
•	Tangible book value per share improved $1.21 to $25.50 at September 30, 2016 from $24.29 at December 31, 2015 and $1.01 from $24.49 at September 30, 2015.
•

Tax-equivalent net interest margin increased to 3.76% in the third quarter of 2016 when compared to 3.74% for the third quarter of 2015. Tax-equivalent net interest margin decreased 5 basis points compared to 3.81% for the quarter ended June 30, 2016.

•

Tax-equivalent net interest income increased $394 thousand to $16.6 million for the third quarter of 2016 compared to $16.2 million for the second quarter of 2016, and increased $1.7 million when compared to $14.9 million for the third quarter of 2015.

•	Regulatory approval was granted to establish branch offices in Bethlehem, Pennsylvania and King of Prussia, Pennsylvania.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the three and nine months ended September 30, were 3.76% and 3.79% in 2016, compared to 3.74% and 3.82% in 2015, respectively. Loan accretion included in loan interest income for the three and nine months ended September 30, 2016 was $189 thousand and $561 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points for each respective period. Comparatively, loan accretion included in loan interest income for the three and nine months ended September 30, 2015 was $128 thousand and $475 thousand, also resulting in an increase in the tax-equivalent net interest margin of 4 basis points for each respective period.

Tax-equivalent net interest income for the nine months ended September 30, increased $3.9 million to $48.6 million in 2016 from $44.7 million in 2015. The increase in tax equivalent net interest income was primarily due to a $148.1 million increase in earning assets for the nine months ended September 30, 2016 when compared to the same period in 2015. The tax-equivalent yield on the loan portfolio decreased to 4.45% for the nine months ended September 30, 2016 compared to 4.61% for the comparable period in 2015. Loans, net averaged $1.4 billion in 2016 and $1.2 billion in 2015. For the nine months ended September 30, the tax-equivalent yield on total investments increased to 2.89% in 2016 from 2.70% in 2015. Average investments totaled $272.5 million in 2016 and $314.9 million in 2015. Average interest-bearing liabilities increased $136.0 million for the nine months ended September 30, 2016, compared to the corresponding period last year. The cost of funds increased to 0.55% in the nine months ended September 30, 2016 from 0.51% for the same period of 2015. Tax-equivalent net interest income for the three months ended September 30, increased to $16.6 million in 2016 from $14.9 million in 2015.

The provision for loan losses totaled $3.6 million for the nine months ended September 30, 2016, compared to $2.4 million for the same period last year. For the quarter ended September 30, the provision for loan losses was $1.2 million in 2016 and $900 thousand in 2015. The increase in the provision for loan losses in 2016 was primarily the result of increased loan growth.

For the nine months ended September 30, 2016 and 2015, noninterest income totaled $12.0 million. Net gains on sale of investment securities were $623 thousand in 2016 compared to $979 thousand in 2015. Increases in revenues from merchant services, income from fiduciary activities, wealth management services and life insurance investment income offset decreases in service charges, fees and commissions and income from mortgage banking activities. For the three months ended September 30, 2016 and 2015, noninterest income totaled $4.0 million. No gain or loss from the sale of investment securities available-for-sale was recognized during the three months ended September 30, 2016; a gain from the sale of investment securities of $147 thousand was recognized during the same period last year.

Noninterest expense increased $1.4 million or 4.2% to $35.7 million for the nine months ended September 30, 2016, from $34.3 million for the nine months ended September 30, 2015. For the third quarter, noninterest expense amounted to $12.0 million in 2016 and $11.7 million in 2015. The buildout of our expansion plan, wealth management platform as well as severance costs led to increases in salaries and employee benefit expense.

 BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $2.0 billion, $1.5 billion and $1.6 billion, respectively, at September 30, 2016. Loans, net grew $181.5 million or 18.1% on an annualized basis in the nine months ended September 30, 2016. Loans, net increased $251.8 million or 19.8% from September 30, 2015 to September 30, 2016. Deposits grew $110.0 million or 10.1% on an annualized basis in the nine months ended September 30, 2016. Total deposits increased $121.2 million or 8.4% at September 30, 2016 when compared to September 30, 2015. Noninterest-bearing deposits increased $21.8 million or 9.1% on an annualized basis while interest-bearing deposits increased $88.2 million or 10.4% on an annualized basis for the nine months ended September 30, 2016. Total investments were $260.8 million at September 30, 2016, including $249.9 million securities classified as available-for-sale and $10.9 million classified as held-to-maturity.

Stockholders’ equity equaled $256.4 million or $34.68 per share at September 30, 2016, and $248.8 million or $33.57 per share at December 31, 2015. Tangible stockholders’ equity improved to $25.50 per share at September 30, 2016, from $24.29 per share at December 31, 2015. Dividends declared for the nine months ended September 30, 2016 amounted to $0.93 per share representing a dividend payout ratio of 46.3%.

ASSET QUALITY REVIEW

Nonperforming assets were $14.2 million or 0.93% of loans, net and foreclosed assets at September 30, 2016, compared to $12.5 million or 0.93% at December 31, 2015. The allowance for loan losses equaled $15.7 million or 1.03% of loans, net at September 30, 2016 compared to $13.0 million or 0.97% of loans, net, at December 31, 2015. Loans charged-off, net of recoveries, for the nine months ended September 30, 2016, equaled $863 thousand or 0.08% of average loans, compared to $695 thousand or 0.08% of average loans for comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 24 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2016	2016	2016	2015	2015
Key performance data:
Per share data:
Net income	$0.69	$0.66	$0.66	$0.52	$0.58
Core net income (1)	$0.69	$0.62	$0.64	$0.50	$0.57
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$34.68	$34.40	$33.98	$33.57	$33.53
Tangible book value (1)	$25.50	$25.18	$24.73	$24.29	$24.49
Market value:
High	$40.76	$40.55	$38.77	$41.96	$41.60
Low	$37.93	$35.56	$33.22	$34.43	$34.56
Closing	$40.76	$39.14	$37.20	$38.08	$34.93
Market capitalization	$301,385	$289,407	$275,254	$282,196	$262,642
Common shares outstanding	7,394,143	7,394,143	7,399,298	7,410,606	7,519,109
Selected ratios:
Return on average stockholders’ equity	7.95%	7.72%	7.85%	6.12%	7.00%
Core return on average stockholders’ equity (1)	7.95%	7.33%	7.62%	5.90%	6.85%
Return on average tangible stockholders’ equity (1)	10.82%	10.59%	10.87%	8.43%	9.62%
Core return on average tangible stockholders’ equity (1)	10.82%	10.05%	10.52%	8.14%	9.41%
Return on average assets	1.05%	1.03%	1.06%	0.85%	1.00%
Core return on average assets (1)	1.05%	0.98%	1.03%	0.82%	0.98%
Stockholders’ equity to total assets	13.01%	13.30%	13.50%	13.68%	14.22%
Efficiency ratio (2)	56.89%	59.33%	58.05%	64.16%	60.82%
Nonperforming assets to loans, net, and foreclosed assets	0.93%	0.90%	0.88%	0.93%	0.92%
Net charge-offs to average loans, net	0.08%	0.16%	0.01%	0.11%	0.09%
Allowance for loan losses to loans, net	1.03%	1.01%	1.00%	0.97%	0.95%
Earning assets yield (FTE) (3)	4.17%	4.23%	4.22%	4.17%	4.11%
Cost of funds	0.54%	0.55%	0.54%	0.51%	0.50%
Net interest spread (FTE) (3)	3.63%	3.68%	3.68%	3.66%	3.61%
Net interest margin (FTE) (3)	3.76%	3.81%	3.81%	3.79%	3.74%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2016	2015
Interest income:
Interest and fees on loans:
Taxable	$44,400	$40,072
Tax-exempt	2,301	1,714
Interest and dividends on investment securities:
Taxable	1,879	2,508
Tax-exempt	2,611	2,498
Dividends	31	24
Interest on interest-bearing deposits in other banks	47	39
Interest on federal funds sold		9
Total interest income	51,269	46,864
Interest expense:
Interest on deposits	3,961	3,689
Interest on short-term borrowings	282	23
Interest on long-term debt	1,067	756
Total interest expense	5,310	4,468
Net interest income	45,959	42,396
Provision for loan losses	3,600	2,400
Net interest income after provision for loan losses	42,359	39,996
Noninterest income:
Service charges, fees, commissions	4,513	4,685
Merchant services income	3,209	2,936
Commissions and fees on fiduciary activities	1,495	1,487
Wealth management income	979	627
Mortgage banking income	616	667
Life insurance investment income	594	569
Net gains on sale of investment securities available-for-sale	623	979
Total noninterest income	12,029	11,950
Noninterest expense:
Salaries and employee benefits expense	16,702	16,243
Net occupancy and equipment expense	6,998	6,863
Merchant services expense	2,270	2,006
Amortization of intangible assets	899	896
Other expenses	8,879	8,303
Total noninterest expense	35,748	34,311
Income before income taxes	18,640	17,635
Provision for income tax expense	3,785	3,751
Net income	$14,855	$13,884
Other comprehensive income:
Unrealized gain (loss) on investment securities available-for-sale	$1,003	$134
Reclassification adjustment for gains included in net income	(623)	(979)
Income tax expense (benefit) related to other comprehensive income	133	(296)
Other comprehensive income (loss), net of income taxes	247	(549)
Comprehensive income	$15,102	$13,335
Per share data:
Net income	$2.01	$1.84
Cash dividends declared	$0.93	$0.93
Average common shares outstanding	7,397,581	7,543,751

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2016	2016	2016	2015	2015
Interest income:
Interest and fees on loans:
Taxable	$15,294	$14,760	$14,346	$13,932	$13,341
Tax-exempt	770	780	751	637	585
Interest and dividends on investment securities available-for-sale:
Taxable	575	617	687	699	792
Tax-exempt	861	875	875	887	858
Dividends	10	11	10	11	9
Interest on interest-bearing deposits in other banks	15	15	17	10	13
Interest on federal funds sold				1
Total interest income	17,525	17,058	16,686	16,177	15,598
Interest expense:
Interest on deposits	1,356	1,322	1,283	1,264	1,229
Interest on short-term borrowings	116	89	77	30	11
Interest on long-term debt	353	354	360	275	245
Total interest expense	1,825	1,765	1,720	1,569	1,485
Net interest income	15,700	15,293	14,966	14,608	14,113
Provision for loan losses	1,200	1,200	1,200	1,300	900
Net interest income after provision for loan losses	14,500	14,093	13,766	13,308	13,213
Noninterest income:
Service charges, fees, commissions	1,542	1,527	1,444	1,560	1,531
Merchant services income	1,257	1,038	914	919	1,183
Commissions and fees on fiduciary activities	539	474	482	459	541
Wealth management income	271	296	412	218	224
Mortgage banking income	217	195	204	205	197
Life insurance investment income	199	202	193	198	192
Net gains on sale of investment securities available-for-sale		381	242	210	147
Total noninterest income	4,025	4,113	3,891	3,769	4,015
Noninterest expense:
Salaries and employee benefits expense	5,466	5,904	5,332	5,290	5,397
Net occupancy and equipment expense	2,316	2,245	2,437	2,241	2,246
Merchant services expense	890	748	632	637	823
Amortization of intangible assets	297	297	305	286	296
Other expenses	3,048	2,919	2,912	4,014	2,944
Total noninterest expense	12,017	12,113	11,618	12,468	11,706
Income before income taxes	6,508	6,093	6,039	4,609	5,522
Income tax expense	1,390	1,238	1,157	770	1,113
Net income	$5,118	$4,855	$4,882	$3,839	$4,409
Other comprehensive (loss) income :
Unrealized (losses) gains on investment securities available-for-sale	$(1,120)	$1,128	$995	$(644)	$826
Reclassification adjustment for gains included in net income		(381)	(242)	(210)	(147)
Change in pension liability				(296)
Income tax (benefit) expense related to other comprehensive (loss) income	(392)	262	264	(404)	237
Other comprehensive (loss) income, net of income taxes	(728)	485	489	(746)	442
Comprehensive income	$4,390	$5,340	$5,371	$3,093	$4,851
Per share data:
Net income	$0.69	$0.66	$0.66	$0.52	$0.58
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,394,143	7,395,127	7,403,510	7,435,440	7,536,824

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2016	2016	2016	2015	2015
Net interest income:
Interest income
Loans, net:
Taxable	$15,294	$14,760	$14,346	$13,932	$13,341
Tax-exempt	1,184	1,200	1,155	979	901
Total loans, net	16,478	15,960	15,501	14,911	14,242
Investments:
Taxable	585	628	697	710	801
Tax-exempt	1,325	1,346	1,346	1,366	1,320
Total investments	1,910	1,974	2,043	2,076	2,121
Interest on interest-bearing balances in other banks	15	15	17	10	13
Federal funds sold				1
Total interest income	18,403	17,949	17,561	16,998	16,376
Interest expense:
Deposits	1,356	1,322	1,283	1,264	1,229
Short-term borrowings	116	89	77	30	11
Long-term debt	353	354	360	275	245
Total interest expense	1,825	1,765	1,720	1,569	1,485
Net interest income	$16,578	$16,184	$15,841	$15,429	$14,891
Loans, net:
Taxable	4.39%	4.47%	4.52%	4.51%	4.50%
Tax-exempt	4.36%	4.40%	4.45%	4.67%	4.82%
Total loans, net	4.39%	4.47%	4.52%	4.52%	4.52%
Investments:
Taxable	1.74%	1.79%	1.76%	1.60%	1.54%
Tax-exempt	4.28%	4.28%	4.24%	4.34%	4.46%
Total investments	2.94%	2.95%	2.86%	2.74%	2.60%
Interest-bearing balances with banks	1.93%	2.16%	1.46%	0.83%	0.85%
Federal funds sold				0.54%
Total earning assets	4.17%	4.23%	4.22%	4.17%	4.11%
Interest expense:
Deposits	0.45%	0.45%	0.45%	0.44%	0.43%
Short-term borrowings	0.58%	0.57%	0.58%	0.42%	0.39%
Long-term debt	2.38%	2.39%	2.41%	2.83%	3.10%
Total interest-bearing liabilities	0.54%	0.55%	0.54%	0.51%	0.50%
Net interest spread	3.63%	3.68%	3.68%	3.66%	3.61%
Net interest margin	3.76%	3.81%	3.81%	3.79%	3.74%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
At period end	2016	2016	2016	2015	2015
Assets:
Cash and due from banks	$31,620	$29,805	$23,699	$28,218	$36,015
Interest-bearing balances in other banks	294	272	299	4,699	4,970
Federal funds sold
Investment securities:
Available-for-sale	249,913	251,382	264,175	284,935	299,832
Held-to-maturity	10,864	11,262	11,681	12,109	13,107
Total investments	260,777	262,644	275,856	297,044	312,939
Loans held for sale	360		78		3,439
Loans, net	1,522,391	1,464,808	1,409,691	1,340,865	1,270,545
Less: allowance for loan losses	15,712	14,799	14,158	12,975	12,043
Net loans	1,506,679	1,450,009	1,395,533	1,327,890	1,258,502
Premises and equipment, net	33,049	29,510	29,386	28,157	27,002
Accrued interest receivable	5,309	5,952	5,455	5,796	5,327
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	4,498	4,795	5,091	5,397	4,606
Other assets	65,283	65,253	63,603	58,487	56,600
Total assets	$1,971,239	$1,911,610	$1,862,370	$1,819,058	$1,772,770
Liabilities:
Deposits:
Noninterest-bearing	$342,782	$323,785	$323,456	$320,978	$303,741
Interest-bearing	1,223,028	1,173,078	1,152,003	1,134,832	1,140,909
Total deposits	1,565,810	1,496,863	1,475,459	1,455,810	1,444,650
Short-term borrowings	75,300	86,300	60,350	38,325	30,250
Long-term debt	58,685	59,232	59,773	60,354	31,000
Accrued interest payable	434	453	506	560	496
Other liabilities	14,570	14,437	14,837	15,241	14,286
Total liabilities	1,714,799	1,657,285	1,610,925	1,570,290	1,520,682
Stockholders’ equity:
Common stock	14,788	14,788	14,799	14,821	15,038
Capital surplus	134,853	134,835	134,994	135,371	139,263
Retained earnings	108,677	105,852	103,288	100,701	99,165
Accumulated other comprehensive loss	(1,878)	(1,150)	(1,636)	(2,125)	(1,378)
Total stockholders’ equity	256,440	254,325	251,445	248,768	252,088
Total liabilities and stockholders’ equity	$1,971,239	$1,911,610	$1,862,370	$1,819,058	$1,772,770

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Average quarterly balances	2016	2016	2016	2015	2015
Assets:
Loans, net:
Taxable	$1,385,800	$1,327,003	$1,276,491	$1,226,295	$1,176,533
Tax-exempt	108,105	109,770	104,326	83,176	74,203
Total loans, net	1,493,905	1,436,773	1,380,817	1,309,471	1,250,736
Investments:
Taxable	136,645	144,223	159,584	175,620	206,153
Tax-exempt	123,177	126,620	127,623	124,694	117,497
Total investments	259,822	270,843	287,207	300,314	323,650
Interest-bearing balances with banks	412	372	4,686	4,791	6,081
Federal funds sold				735	653
Total earning assets	1,754,139	1,707,988	1,672,710	1,615,311	1,581,120
Other assets	188,256	184,714	178,933	171,839	171,390
Total assets	$1,942,395	$1,892,702	$1,851,643	$1,787,150	$1,752,510
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,195,645	$1,174,686	$1,159,159	$1,147,296	$1,140,012
Noninterest-bearing	337,337	327,937	313,908	309,665	305,753
Total deposits	1,532,982	1,502,623	1,473,067	1,456,961	1,445,765
Short-term borrowings	78,974	62,659	53,436	28,016	11,130
Long-term debt	58,960	59,504	60,064	38,494	31,330
Other liabilities	15,349	15,131	15,755	14,722	14,368
Total liabilities	1,686,265	1,639,917	1,602,322	1,538,193	1,502,593
Stockholders’ equity	256,130	252,785	249,321	248,957	249,917
Total liabilities and stockholders’ equity	$1,942,395	$1,892,702	$1,851,643	$1,787,150	$1,752,510

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2016	2016	2016	2015	2015
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$12,409	$9,778	$10,020	$10,744	$9,646
Accruing loans past due 90 days or more	1,109	2,071	977	763	1,631
Foreclosed assets	703	1,353	1,409	957	458
Total nonperforming assets	$14,221	$13,202	$12,406	$12,464	$11,735

Three months ended
Allowance for loan losses:
Beginning balance	$14,799	$14,158	$12,975	$12,043	$11,428
Charge-offs	355	632	123	573	315
Recoveries	68	73	106	205	30
Provision for loan losses	1,200	1,200	1,200	1,300	900
Ending balance	$15,712	$14,799	$14,158	$12,975	$12,043

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2016	2016	2016	2015	2015
Core net income per share:
Net income GAAP	$5,118	$4,855	$4,882	$3,839	$4,409
Adjustments:
Less: Gains on sale of investment securities		381	242	210	147
Add: Gains on sale of investment securities tax adjustment		133	85	74	51
Net income Core	$5,118	$4,607	$4,725	$3,703	$4,313
Average common shares outstanding	7,394,143	7,395,127	7,403,510	7,435,440	7,536,824
Core net income per share	$0.69	$0.62	$0.64	$0.50	$0.57
Tangible book value:
Total stockholders’ equity	$256,440	$254,325	$251,445	$248,768	$252,088
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	4,498	4,795	5,091	5,397	4,606
Total tangible stockholders’ equity	$188,572	$186,160	$182,984	$180,001	$184,112
Common shares outstanding	7,394,143	7,394,143	7,399,298	7,410,606	7,519,109
Tangible book value per share	$25.50	$25.18	$24.73	$24.29	$24.49
Core return on average stockholders’ equity:
Net income GAAP	$5,118	$4,855	$4,882	$3,839	$4,409
Adjustments:
Less: Gains on sale of investment securities		381	242	210	147
Add: Gains on sale of investment securities tax adjustment		133	85	74	51
Net income Core	$5,118	$4,607	$4,725	$3,703	$4,313
Average stockholders’ equity	$256,130	$252,785	$249,321	$248,957	$249,917
Core return on average stockholders’ equity	7.95%	7.33%	7.62%	5.90%	6.85%
Return on average tangible equity:
Net income GAAP	$5,118	$4,855	$4,882	$3,839	$4,409
Average stockholders’ equity	$256,130	$252,785	$249,321	$248,957	$249,917
Less: average intangibles	68,017	68,313	68,614	68,372	68,124
Average tangible stockholders’ equity	$188,113	$184,472	$180,707	$180,585	$181,793
Return on average tangible stockholders’ equity	10.82%	10.59%	10.87%	8.43%	9.62%
Core return on average tangible stockholders’ equity:
Net income GAAP	$5,118	$4,855	$4,882	$3,839	$4,409
Adjustments:
Less: Gains on sale of investment securities		381	242	210	147
Add: Gains on sale of investment securities tax adjustment		133	85	74	51
Net income Core	$5,118	$4,607	$4,725	$3,703	$4,313
Average stockholders’ equity	$256,130	$252,785	$249,321	$248,957	$249,917
Less: average intangibles	68,017	68,313	68,614	68,372	68,124
Average tangible stockholders’ equity	$188,113	$184,472	$180,707	$180,585	$181,793
Core return on average tangible stockholders’ equity	10.82%	10.05%	10.52%	8.14%	9.41%
Core return on average assets:
Net income GAAP	$5,118	$4,855	$4,882	$3,839	$4,409
Adjustments:
Less: Gains on sale of investment securities		381	242	210	147
Add: Gains on sale of investment securities tax adjustment		133	85	74	51
Net income Core	$5,118	$4,607	$4,725	$3,703	$4,313
Average assets	$1,942,395	$1,892,702	$1,851,643	$1,787,150	$1,752,510
Core return on average assets	1.05%	0.98%	1.03%	0.82%	0.98%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2016	2015
Core net income per share:
Net income GAAP	$14,855	$13,884
Adjustments:
Less: Gains on sale of investment securities	623	979
Add: Gains on sale of investment securities tax adjustment	218	343
Net income Core	$14,450	$13,248
Average common shares outstanding	7,397,581	7,543,751
Core net income per share	$1.95	$1.76